Exhibit 10.17

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and Rule 406 of the Securities

Act of 1933, as amended.

RESEARCH AGREEMENT

HDTRA1-10-C-0004

THIS RESEARCH AGREEMENT (“Agreement”) is made by and between TRIUS THERAPEUTICS, INC. (“Sponsor”) with offices at 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121, and THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California Corporation having its principal office at 1111 Franklin Street, 5th floor, Oakland, California 94607-5200, on behalf of Scripps Institution of Oceanography at the University of California, San Diego campus (“University”) located at 9500 Gilman Drive, La Jolla, California 92093-0210.

WHEREAS, it is in the mutual interest of Sponsor and University that research be conducted on a project entitled “Broad Spectrum Antibacterial Therapeutics from Marine Products” (the “Project”);

WHEREAS, Sponsor desires to financially support said research at University;

NOW, THEREFORE, the parties agree as follows:

1. SCHEDULE. The Project shall be conducted in accordance with the Statement of Work attached hereto as Exhibit A (the “Statement of Work”) and incorporated into this Agreement by this reference. The Project shall be carried out during the Project Period specified in the Statement of Work, namely April 21, 2010 through September 20, 2014 unless sooner terminated as herein provided.

2. BUDGET. The funding for Sponsor’s support of the Project is provided through contract HDTRA1-10-C-0004 between Sponsor and the Defense Threat Reduction Agency (the “DTRA Contract”). This Agreement is a subcontract under the DTRA Contract and therefore the terms and conditions of the DTRA Contract that are applicable to University as a subcontractor are attached hereto as Exhibit B (“DTRA Requirements”) and deemed incorporated into and made a part of this Agreement. The total estimated cost of the Project is $4,306,007 covering the period April 21, 2010 through September 20, 2014. The Agreement is incrementally funded with […***…] currently available for payment covering the period […***…] through […***…]. Under this Agreement the University shall cover all direct and indirect costs of the Project as set forth in the budget attached hereto in Exhibit C (the “Budget”). University shall use its reasonable efforts to ensure that the cost of the Project remains within such Budget. The Budget attached hereto as Exhibit C includes Sponsor’s entire payment obligation under this Agreement for University’s performance of the Project. In no event will Sponsor be obligated to pay to University amounts in excess of the Budget without Sponsor’s prior written consent. If at any time University has reason to believe that

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the cost of the Project will be greater than the amount in the Budget, University shall notify Sponsor in writing to that effect, giving a revised budget of the cost of completion of the Project. Sponsor shall not be obligated to reimburse University for the costs incurred in excess of the Budget unless and until Sponsor has notified University in writing that the revised budget is accepted. Upon expenditure of the accepted budget amount in accordance with the Budget, University’s obligation to continue performance of the Project shall cease. If the Project period is […***…], the balance of any funds remaining at the end of any Project year can be carried over to subsequent years during the period of the Agreement to support the Project. In addition, if the DTRA Contract is terminated, University shall use its best efforts to cease any further Project activities upon receipt of written notice thereof from Sponsor.

3. PAYMENT. University will submit invoices to Sponsor monthly for actual work performed under the Statement of Work and Sponsor shall remit payment of all undisputed amounts within […***…] of receipt of invoice.

Payment shall be made to “The Regents of the University of California” and sent to the following:

The Regents of the University of California

University of California-San Diego

Office of Post Award Financial Services

ATTN: Connie Mulock

9500 Gilman Drive

La Jolla, CA 92093-0954

Or paid by wire transfer to:

[…***…]

Addendum information to be included:

Principal Investigator’s name:

Invoice Number being paid

Exact amount of incoming funds

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The University shall mail the invoice to:

Trius Therapeutics, Inc.

Attention: Accounts Payable

6310 Nancy Ridge Drive, Suite 101

San Diego, CA 92121

4. PRINCIPAL INVESTIGATOR. The Project is to be conducted by University under the direction of William Fenical (“Principal Investigator”) with the participation of other research personnel of University under Principal Investigator’s immediate and direct control during the performance of the Project. Principal Investigator will be responsible for the direction of the Project, including all budgeting and revisions to the Budget, in accordance with applicable University policies.

5. CONFIDENTIALITY. Subject to Paragraph 9 of this Agreement, it is the intent of the parties that neither party shall furnish any information considered confidential and/or proprietary by it and/or one or more third parties to the other party in connection with this Agreement except as expressly set forth herein.

During the term of this Agreement and for a period of […***…] thereafter, University and Principal Investigator will maintain all Confidential Information of Sponsor as confidential and will not disclose any Confidential Information of Sponsor or use any Confidential Information of Sponsor for any purpose, except (i) as expressly authorized by this Agreement, (ii) as required by law, rule, regulation or court order (provided that University uses reasonable efforts to obtain a protective order or to seek confidential treatment of any such information required to be disclosed), or (iii) to its employees, agents, consultants, independent contractors, affiliates and other representatives who require access to such information to accomplish the purposes of this Agreement so long as such persons are under obligations of confidentiality, non-disclosure, and non-use no less stringent than as set forth herein. University agrees to use at least the same standard of care as it uses to protect its own Confidential Information (which in no case will be less than reasonable standard of care) to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information. University and Principal Investigator will promptly notify Sponsor upon discovery of any unauthorized use or disclosure of Confidential Information. For purpose of this Agreement, should

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3.

Sponsor deem it necessary to disclose information considered confidential and/or proprietary by it to University, it will be clearly marked by Sponsor, in writing, as “Confidential Information.” Proprietary/confidential information shall also include oral disclosures provided that the oral disclosure is reduced to writing in summary form, marked as “Confidential Information,” and delivered to the Receiving Party within […***…] of oral disclosure. This obligation does not apply to information that was known to University prior to its receipt from Sponsor as evidenced by its competent written records, that is independently developed by University without reference to or use of such information, or that enters the public domain through no fault of University.

6. RIGHTS IN DATA. Subject to Paragraph 5, 8 and 9 of this Agreement, University shall have the right to publish, disclose, disseminate and use, in whole and in part, any data and information received or developed under this Agreement. Subject to the terms of the Publication, and Disclosure and Patent Rights provisions of this agreement, Sponsor shall have the right to disclose, publish and use the technical reports, data and information delivered hereunder to Sponsor by University.

7. USE OF NAME/PUBLICITY. It is agreed by each party that it will not under any circumstance use the name of the other party or its employees in any advertisement, press release or publicity with reference to this Agreement, without prior, written approval of the other party.

8. PUBLICATION. Subject to the limitations set forth in this Paragraph 8 and elsewhere in the Agreement as well as in the DTRA Requirements, University shall have the right to publish or present the results of the work conducted by University under this Agreement provided that (a) such publications do not contain Confidential Information of Sponsor and (b) the information proposed to be published results from “Fundamental research,” meaning basic and applied research in science and engineering, the results of which ordinarily are published and shared broadly within the scientific community, as distinguished from proprietary research and from industrial development, design, production, and product utilization, the results of which ordinarily are restricted by the U.S. Government for proprietary or national security reasons (referred to herein as “Government-sensitive information”) and provided further that University shall provide Sponsor with a copy of any proposed manuscripts describing said work […***…] prior to submission for publication in order to allow Sponsor and authorized DTRA representatives to review such manuscripts for disclosure of Confidential Information of Sponsor or for potentially patentable Inventions and in order for Sponsor to comply with its obligations under the DTRA Contract. Sponsor and/or authorized DTRA representatives will have the right (a) to propose modifications to the publication for protection of Confidential Information of Sponsor or

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Government-sensitive information, and (b) to request a delay in publication in order to protect patentable information. If Sponsor requests such a delay, University will delay submission of the publication for a period of […***…] to enable patent applications protecting Sponsor’s rights in such information to be filed. Upon the expiration of […***…] from delivery of the proposed written publication to Sponsor, University will be free to proceed with the written publication unless Sponsor has requested the delay described above. In no event shall University publish or present any Confidential Information of Sponsor without Sponsor’s prior written consent. If, at any time during the review of University’s proposed publication(s) it is determined that information would be considered sensitive or inappropriate for release to the public, University shall in good faith consider any modifications suggested by Sponsor and the Government.

University and/or its employees, agents, consultants or other representatives (including Principal Investigator) shall where scientifically appropriate give appropriate credit to Sponsor and its employees in any such publication or presentation. University shall also acknowledge the support of the U.S. Government as required under the DTRA Requirements by DFAR Clause 252.235-7010.

9. DISCLOSURE AND PATENT RIGHTS. Subject to any applicable rights the U.S. Government may have under the DTRA Contract, title to inventions, developments or discoveries, including software, arising from the Project (“Inventions”) shall be determined in accordance with inventorship as determined under United States patent Law Title 35, United States Code. University shall promptly disclose to Sponsor in writing each University Invention and Joint Invention in sufficient detail to allow Sponsor to appreciate the significance of such Invention.

(a) Sponsor Inventions. Subject to any applicable rights the U.S. Government may have under the DTRA Contract, all rights to Inventions made solely by Sponsor (“Sponsor Inventions”) shall belong solely to Sponsor.

(b) University Inventions. Subject to any applicable rights the U.S. Government may have under the DTRA Contract, all rights to Inventions made solely by University (“University Inventions”) shall belong solely to University and shall be disposed of in accordance with this Paragraph 9 and University policy. Sponsor shall be entitled to a non-exclusive, non-commercial, non-transferable, royalty-free license to use any such University Inventions for Sponsor’s internal, non-commercial research purposes only.

(c) Joint Inventions. Subject to any applicable rights the U.S. Government may have under the DTRA Contract, all rights to Inventions made jointly by University and Sponsor (“Joint Inventions”) shall be jointly-owned by University and Sponsor.

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(d) Option for License. To the extent University has the legal right to do so and subject to any applicable rights of the U.S. Government, University hereby also grants to Sponsor, in accordance with the provisions of the following paragraph, an exclusive, time limited, first right to negotiate a commercial, exclusive (or non-exclusive at Sponsor’s option), worldwide, irrevocable, fully sub-licensable, royalty- bearing license under University’s interest in any Invention, to make, have made, use, sell, offer for sale, have sold and import any such Invention conceived and first actually reduced to practice in the performance of the Project under this Agreement, for the term of any patent thereon. Sponsor shall hold any such disclosure regarding a University Invention on a confidential basis and will not disclose such information to any third party without consent of University. Sponsor shall advise University in writing within […***…] of disclosure, which period may be extended upon mutual consent of both Parties of any such University Invention or Joint Invention to Sponsor (the “Option Period”) whether or not it wishes to secure a commercial license. […***…] Sponsor shall have […***…] from the date of election to conclude a license or option agreement with University, which period may be extended by mutual agreement. Both parties agree to negotiate in good faith during such negotiation period. Such definitive license agreement shall contain reasonable terms and […***…]. University agrees that, during the Option Period for a University Invention or Joint Invention and during any license negotiations with Sponsor arising therefrom, it shall not offer to any third party the opportunity to obtain a license, or enter into any license with any third party, with respect to such University Invention or University’s rights in such Joint Invention (as applicable), unless Sponsor expressly rejects in writing its exclusive negotiation rights set forth herein. If Sponsor elects not to secure such license(s), or such license has not been concluded within the […***…] period described above, University’s rights to the Invention(s) disclosed hereunder shall be disposed of in accordance with University policies, with no further obligation to Sponsor (it being understood that Sponsor shall continue to have its joint ownership interest in any Joint Invention and shall be free to practice any Joint Invention without the consent of, or any obligation to account to, University). Notwithstanding any failure of the parties to agree on license terms, University shall not grant any license with respect to a University Invention or Joint Invention to any third party […***…]

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[…***…]. Sponsor may exercise its right to obtain a license with respect to any single University Invention or Joint Invention disclosed to Sponsor pursuant to this Paragraph 9, and any failure by Sponsor to exercise its right to obtain a license with respect to any single University Invention or Joint Invention shall not be deemed a waiver of Sponsor’s right to obtain a license with respect to any other University Invention or Joint Invention disclosed to Sponsor hereunder.

(e) Patent Prosecution. University may, at its discretion, file an application for, and take steps to obtain and maintain the validity of a patent(s) related to a University Invention, in the United States and/or any other country, and/or may take any other action (such as Copyright registration) to obtain other protection for a University Invention in any country. If University declines to apply for and/or to maintain patent and/or any other intellectual property protection in the United States and/or any other country for any University Invention to which Sponsor has an active licensing option or license, University shall provide reasonable prior written notice to Sponsor of such intention to not apply for or to abandon any such patent or intellectual property protection (which notice shall, in any event, be given no later than […***…] prior to the next deadline for any action that may be taken with respect to such patent application with the U.S. Patent & Trademark Office or any foreign patent office) and Sponsor shall have the right, at is expense, to prepare, file, prosecute, and maintain such patent application in University’s name in any country.

10. DECLARATIONS AND CERTIFICATIONS. As required by the DTRA Requirements, University hereby declares and certifies that:

(i)	To the best of its knowledge and belief, no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress on its behalf in connection with the awarding of this Agreement;

(ii)	As of the signing of this Agreement, University and its employees are not debarred, suspended, or proposed for debarment from the Federal Government and are not ineligible for the award of Defense contracts or subcontracts because of it or their inclusion in the web-based Excluded Parties List System operated by the General Services Administration and University further declares and certifies that it has knowledge of the Excluded Parties List System and has policies and procedures in place for confirming its con tractors against this list;

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(iii)	To the best of its knowledge and belief, the cost and pricing data contained in the Budget and submitted to Sponsor is accurate, complete, and current as of the date of this Agreement; and

(iv)	To the best of its knowledge and belief, University and its employees have not been convicted of fraud or any other felony arising out of a contract with the Department of Defense.

11. INDEMNIFICATION. Sponsor agrees to defend, indemnify and hold University harmless from and against any and all liability, loss, expense, reasonable attorneys’ fees, or claims for injury or damages arising out of third party claims resulting from the performance of this Agreement, but only in proportion to and to the extent such liability, loss, expense, attorneys’ fees, or claims for injury or damages are caused by or result from the negligent or intentional acts or omissions of Sponsor, its officers, agents or employees.

University agrees to defend, indemnify and hold Sponsor harmless from and against any and all liability, loss, expense, reasonable attorneys’ fees, or claims for injury or damages arising out of third party claims resulting from the performance of this Agreement, but only in proportion to and to the extent such liability, loss, expense, attorneys’ fees, or claims for injury or damages are caused by or result from the negligent or intentional acts or omissions of University, its officers, agents, or employees.

Each party’s agreement to indemnify, defend and hold the other party and its respective indemnitees harmless is conditioned upon the indemnified party: (a) providing prompt written notice to the indemnifying party of any claim, demand or action arising out of the indemnified activities; (b) permitting the indemnifying party to assume full responsibility and authority to investigate, prepare for and defend against any such claim or demand; (c) reasonably assisting the indemnifying party, at the indemnifying party’s reasonable expense, in the investigation of, preparation for and defense of any such claim or demand; and (d) not compromising or settling such claim or demand without the indemnifying party’s written consent.

12. EQUIPMENT. In the event that University purchases equipment hereunder, title to such equipment shall will remain government property as required under the DTRA Contract by Federal Acquisition Regulation Clause 52.245-1.

13. EXCUSABLE DELAYS. In the event of a delay caused by inclement weather, fire, flood, strike or other labor dispute, act of God, act of governmental officials or agencies, or any other cause beyond the control of a party, such party shall be excused from performance hereunder for the period of time attributable to such

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delay, which may extend beyond the time lost due to one or more of the causes mentioned above. In the event of any such delay, this Agreement may be revised by changing the Budget, performance period and other provisions, as appropriate, by mutual agreement of the parties.

14. NOTICE. Whenever any notice is to be given hereunder, it shall be in writing and sent to the following address:

University:	Nancy Wilson
(U.S. Mail)	Office of Contract and Grant Administration
Scripps Institution of Oceanography
University of California, San Diego
9500 Gilman Drive
La Jolla, California 92093-0210

for courier delivery:	Nancy Wilson
Office of Contract and Grant Administration
Scripps Institution of Oceanography
116 Scripps Building
8622 Charles F. Kennel Way (formerly Discovery Way)
La Jolla, California 92037

Sponsor:	Trius Therapeutics, Inc.
c/o Jeff Stein, CEO
6310 Nancy Ridge Drive, Suite 101
San Diego, CA 92121

15. TERMINATION. This Agreement maybe terminated by Sponsor at any time upon the giving of thirty (30) days prior written notice to University and by University at any time upon the giving of ninety (90) days prior written notice to Sponsor. Written notice shall be directed to the appropriate individual named in Paragraph 14 (“NOTICE”) of this Agreement. In addition, Sponsor shall have the right to terminate this Agreement immediately upon written notice to University if the DTRA Contract is terminated. Upon the giving of notice of termination by the Sponsor, University shall exert its best efforts to limit or terminate any outstanding commitments. Sponsor shall reimburse University for all documented costs incurred by it for all work performed through the effective termination date, and for all outstanding obligations which cannot be canceled. Such obligations may include […***…]

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[…***…]. In addition, University shall also be reimbursed for additional costs which may be incurred as a result of termination, including […***…]. University shall furnish, within […***…] of the effective date of termination, a final statement describing in detail: (i) all costs to be reimbursed pursuant to the terms of this Paragraph 15 and (ii) a final summary of all funds expended. Upon the giving of notice of termination by University, as of the effective termination date Sponsor shall have no additional liability for any costs or obligations. In addition, University shall furnish, within […***…] of the effective date of termination, a final summary of all funds expended and shall reimburse Sponsor for any funds paid by Sponsor to University in excess of total funds expended by University. Termination or expiration of this Agreement shall not affect the rights and obligations of the parties that accrued prior to the effective date of such termination or expiration. The provisions of Paragraphs 5, 6, 7, 8, 9, 11, 14, 15 and 16 shall survive termination or expiration of this Agreement.

16. MISCELLANEOUS. Neither party may assign this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld; provided, however, that Sponsor may assign this Agreement without such consent to an affiliate of Sponsor or in connection with the transfer or sale of all or substantially all of Sponsor’s business to which this Agreement relates to a third party, whether by merger, sale of stock, sale of assets or otherwise. If any provision of this Agreement becomes or is declared illegal, invalid or unenforceable, such provision will be separable from this Agreement and the remaining provisions shall continue in full force and effect. If such separation substantially alters the basis of this Agreement, the parties shall negotiate in good faith to amend the provisions of this Agreement to give effect to the original intent of the parties. University and Sponsor are independent contractors, and neither is an agent, joint venturer or partner of the other. This Agreement and all obligations arising hereunder shall be governed by the laws of the State of California without regard to any choice of law provisions thereof that would cause the application of the laws of a different jurisdiction. This Agreement, together with the Exhibits hereto, represents the entire agreement and understanding between the parties with respect to its subject matter and supersedes any prior and/or contemporaneous discussions, representations or agreements, whether written or oral, of the parties regarding the subject matter hereof. In the event of a conflict between the terms of the Statement of Work and the terms of this Agreement, the provisions of this Agreement shall govern. In the event of a conflict between the terms of this Agreement and the terms of the DTRA Requirements, the provisions of the DTRA Requirements shall govern. Amendments or changes to this Agreement shall be valid and binding only if in writing and signed by duly authorized representatives of the parties. No provision of this Agreement can be waived except by the express written consent of the party waiving compliance. Except as specifically provided for herein, the waiver from time to time by either party of any of its rights or its failure

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to exercise any remedy shall not operate or be construed as a continuing waiver of some or of any other or such party’s rights or remedies provided in this Agreement. This Agreement may be executed in two counterparts, which shall together constitute the same legal instrument.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		TRIUS THERAPEUTICS, INC.

By:	/s/ Nancy A.F. Wilson	By:	/s/ Jeff Stein
Name:	Nancy A.F. Wilson	Name:	Jeff Stein
Title:	Director, Office of Contract and Grant Administration, SIO	Title:	CEO

Date:	5/13/10	Date:	5/13/10

The undersigned Principal investigator hereby acknowledges receipt of a complete copy of this Agreement.

By:	/s/ William Fenical
Name:	William Fenical

11.

EXHIBIT A

Statement of Work

(See Attached)

Broad Spectrum Antibacterial Therapeutics from Marine Natural Products

TMTI-DRUG-02: Trius Therapeutics

Statement of Work

1.0 – Objective: The goal of this program is to develop a safe, potent antimicrobial agent derived from marine sediment actinomycete fermentations. The agent will have a novel, bacterial-specific mechanism of action for the prophylaxis and treatment of infectious diseases caused by Category A and B bacterial pathogens. We will maximize the opportunity for rapid progress by collecting and fermenting novel actinomycetes from a novel resource, marine sediments. We will minimize the time for discovery of novel mechanism antibacterials using our unique collection of Bacillus anthracis antisense strains hypersensitized to […***…] different bacterial-specific essential targets. We will accelerate development of therapeutics from these discoveries using our structural biology platform to co-crystallize the natural products with the protein targets, thus allowing semi-synthetic modification to optimize the drug properties. […***…] The resulting therapeutics will show no cross-resistance to existing drugs and a broad pathogen spectrum. Thus, we mitigate the defense threat and aid the warfighter by providing a unique, cost-effective solution to counter multiple possible bacterial biowarfare agents with a single therapeutic agent.

2.0 – Scope: This proposal to develop therapeutic countermeasures against Category A and B bacterial pathogens is in support of the Defense Threat Reduction Agency (DTRA) Chemical and Biological Defense Medical S&T Division research and development program. The scope of work for this contract falls into the following 4 stages: […***…] Time frames are shown below with more details of the Base period, Option Periods and Option Tasks outlined in Attachment 1.

In Option Task 1, […***…]

It is anticipated that[…***…]. However, the other studies in Option 3 are budgeted for a single compound. DTRA […***…] and […***…] to be triggered at the discretion of DTRA (see figure below).

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[Period of Contract and Budget

[…***…]

3.0 – Background:

Bioweapons derived from bacterial pathogens are a serious and present danger to the warfighter. The nature of these bacterial bioweapons will require therapeutics with novel mechanisms of action because of the likelihood that such bioweapons will be engineered for resistance against known therapeutics. New antibacterial therapeutics to address this danger are not currently in development. The reality of the danger combined with the paucity of new therapeutics creates a strong urgency for a rapid process with a high likelihood of success. Bacteria of the subgroup Actinomycetales have been the most prolific source of new antibiotics, providing more than 80% of the antibiotic drugs in use today. The method of discovering antibacterials from soil-derived actinomycetes is well established and includes fermenting the bacteria to elicit production of secondary metabolites, extraction of the resulting broth and then testing for antibacterial activity. Because of the long effort by countless numbers of researchers examining terrestrial soil, it is increasingly difficult to find novel antibacterials from this source with properties useful in addressing the biowarfare pathogens contemplated here.

While the search for antimicrobials from the soil-based milieu has reached a point of diminishing returns, recent advances in marine microbiology have opened unprecedented opportunities for the discovery of useful new antibiotics from ocean sediment microorganisms. […***…]

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[…***…].

The Base period milestone is […***…] The goal of Option Period 1 is […***…] Option 2 (preclinical), where[…***…]. Up to […***…].

4.0 – Tasks/ Technical Requirements:

BASE PERIOD 1 (18 months): […***…]

4.0	The contractor should […***…].

The contractor shall submit the […***…]

Option Task 4.1: […***…]

4.1	The contractor shall […***…].

4.2	The contractor shall […***…].

4.3	The contractor shall […***…]

GOAL: […***…]

BASE PERIOD INTERIM MILESTONE […***…]: The contractor should […***…].

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BASE PERIOD INTERIM MILESTONE […***…]: The contractor should […***…]

4.4	The contractor should […***…].

	4.4.1	The contractor should […***…]

	4.4.2	The contractor should […***…]

	4.4.3	The contractor should […***…]

	4.4.4	The contractor should […***…]

4.5	The contractor should characterize the activity of the isolated components […***…]

4.6.	The contractor should […***…]

BASE PERIOD MILESTONE […***…]

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[…***…]

OPTION PERIOD 1 […***…]:

[…***…]

4.7.	The contractor […***…]

4.8.	The contractor should […***…]

4.9.	The contractor should […***…]

	4.9.1	The contractor should […***…]

	4.9.2	The contractor should […***…]

OPTION 1 INTERIM MILESTONE: The contractor should […***…].

OPTION 1 INTERIM MILESTONE: The contractor should […***…].

OPTION 1 MILESTONE: The contractor should […***…].

OPTION 1 MILESTONE: The contractor should […***…]

OPTION PERIOD 2 […***…]

[…***…]

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[…***…]

4.10.	The contractor shall […***…]

OPTION PERIOD 2 MILESTONE: The contractor should […***…].

OPTION PERIOD 2 MILESTONE: The contractor should […***…]

OPTION PERIOD […***…]

4.12.	The contractor shall […***…].

4.13.	The contractor should […***…]

4.14.	The contractor shall […***…]

4.15.	The contractor shall complete […***…]

4.16	The contractor should […***…].

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OPTION PERIOD 3 MILESTONE: […***…]

The contractor […***…]

OPTION PERIOD 3 […***…]

ALL BASE AND OPTION PERIODS

FY1-FY5

Management

4.19.	The contractor shall
[…***…]

4.21.	The contractor shall […***…]

5.0 – CDRLs/Other deliverables:

1.	The contractor shall […***…].

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2.	The contractor shall […***…].

3.	The contractor shall […***…].

4.	The contractor shall […***…]

a. The contractor shall […***…].

b. The contractor shall […***…].

5.	The contractor shall […***…].

6.	The contractor shall […***…]

7.	The contractor shall […***…].

8.	The contractor shall […***…].

9.	The contractor shall […***…].

10.	The contractor shall […***…].

Attachment 1: SUMMARY OF TASKS/TECHNICAL REQUIREMENTS

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[…***…]

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[…***…]

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Attachment 2: CONTRACT DATA REQUIREMENTS LIST

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM Work Breakdown Structure			3. SUBTITLE 3- Level Work Breakdown Structure				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81334C			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12.DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18. ESTIMATED TOTAL PRICE
8. APP CODE A		11. AS OF DATE See Blk 16	13.DATE OF SUBSEQUENT SUBMISSION See Blk 16	a. ADDRESSEE	b. COPIES
					Draft	Final
						Reg	Repro
16. REMARKS 3-Level WBS with costs & schedule per each level. For lowest task level show breakdown for labor, material and other indirect costs. Blk 10-13: First report due 15 days past award. Format provided to contractor. To be updated annually. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Monthly Invoice Report			3. SUBTITLE NA				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81334C			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Monthly	12. DATE OF FIRST SUBMISSION See BLK 16	14. DISTRIBUTION				18. ESTIMATED TOTAL PRICE
8. APP CODE A		11. AS OF DATE See BLK 16	13. DATE OF SUBSEQUENT SUBMISSION See BLK 16	a. ADDRESSEE	b. COPIES
					Draft	Final
						Reg	Repro
16. REMARKS Summary of invoices submitted during previous month or last month for which unreported data is available Format provided to contractor. Blk 11-13 Report after first business day of the month after contract award and every month thereafter.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
G. PREPARED BY		H. DATE 25 JUNE 09	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages

22.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for live Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Quarterly Status Report			3. SUBTITLE Quarterly Contract Performance Report				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-80447			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Quarterly	12.DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13.DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final

						Reg	Repro
16. REMARKS Blks 11-13: First report due within 15 days after the end of the first Fiscal Quarter post award. Subsequent reports due within 15 days of the end of each FQ. Format provided to the contractor. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Quarterly Financial Status Report			3. SUBTITLE NA				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-FNCL-80331A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Quarterly	12.DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16	a. ADDRESSEE	b. COPIES
					Draft	Final

						Reg	Repro
16. REMARKS Blks 11-13: First report due within 15 days after the end of the first Fiscal Quarter post award. Subsequent reports due within 15 days of the end of each FQ. Format provided to the contractor. Report should include expenditures to each item in the 3-Level WBS. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
G. PREPARED BY		H. DATE 25 JUNE 09	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages

23.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM Annual Report			3. SUBTITLE Cumulative Annual Progress Report				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-80447			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12.DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
				a. ADDRESSEE	b. COPIES
					Draft	Final
8. APP CODE A		11. AS OF DATE See Blk 16	13.DATE OF SUBSEQUENT SUBMISSION See Blk 16			Reg	Repro
16. REMARKS Blks 10-13: First submission within 15 days after the end of the first Fiscal Year following award. Subsequent reports due within 15 days after the end of the Fiscal Year. Format as provided to contractor. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM Integrated Master Schedule			3. SUBTITLE NA				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81650			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16	a. ADDRESSEE	b. COPIES
					Draft	Final
						Reg	Repro
16. REMARKS Blk 10-13: First report due 15 days past award. Format provided to contractor. Subsequent reports due within 15 days of FQ end. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
G. PREPARED BY		H. DATE 25 JUNE 09	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages

24.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM Final Report			3. SUBTITLE Final Project Report				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-084478			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY 1 Time	12.DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
				a. ADDRESSEE	b. COPIES
					Draft	Final
8. APP CODE A		11. AS OF DATE Project end	13.DATE OF SUBSEQUENT SUBMISSION NA			Reg	Repro
16. REMARKS Blk 12: Submission within 15 days of completion of final task. Contractor format acceptable. Final report must include final summary of cost/financial data and project schedule in addition to performance. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
1. DATA ITEM NO. A008	2. TITLE OF DATA ITEM Miscellaneous Data Submissions			3. SUBTITLE Point Paper, Briefings, TPP, PDP, Technical Presentations and Publications				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) NA			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY As Required	12. DATE OF FIRST SUBMISSION As Required	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
8. APP CODE A		11. AS OF DATE As Required	13. DATE OF SUBSEQUENT SUBMISSION As Required	a. ADDRESSEE	b. COPIES
					Draft	Final
						Reg	Repro
16. REMARKS Submission frequencies and dates will be coordinated. Deliverables shall be compatible electronic media. Unless format is provided, contractor format is acceptable. Required submissions include Point Papers, Briefings, TPP, PDP, ACURO Approvals, HROB Approvals, Technical Presentations and Publications. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
G. PREPARED BY		H. DATE 25 JUN 09	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages

25.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A009	2. TITLE OF DATA ITEM Patents - Reporting of Subject Inventions			3. SUBTITLE NA				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Annually	12.DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
				a. ADDRESSEE	b. COPIES
					Draft	Final
8. APP CODE A		11. AS OF DATE See Blk 16	13.DATE OF SUBSEQUENT SUBMISSION See Blk 16			Reg	Repro
16. REMARKS Blk 11-13: Provide report(s) every 12 months from the date of the contract as identified in the DFARS 252.227-7039 (Patents-Reporting Subject Inventions (DD Form 882 attached) and FAR 52.227-11.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
1. DATA ITEM NO. A010	2. TITLE OF DATA ITEM Regulatory Approval and Technical Data Packages			3. SUBTITLE Submission Report (Regulatory Appr. Docs)				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) NA			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16	a. ADDRESSEE	b. COPIES
					Draft	Final
						Reg	Repro
16. REMARKS Blk 10-13: Contractor will provide the Government copies of all technical data generated by the contractor prior to and during performance of contract necessary to pursue FDA approval of IND, NDA, and notify the Government of FDA decisions. All written communications to and/or from the FDA will be provided to the Government. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
G. PREPARED BY		H. DATE 25 JUN 09	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages

26.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188), Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A011	2. TITLE OF DATA ITEM In Process Review			3. SUBTITLE NA				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80227 & DI-MGMT-80555A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY every 6 months	12.DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
				a. ADDRESSEE	b. COPIES
					Draft	Final
8. APP CODE A		11. AS OF DATE See Blk 16	13.DATE OF SUBSEQUENT SUBMISSION See Blk 16			Reg	Repro
16. REMARKS Blk 11 – 13: Contractor present project status formally to the Government every 6 months in accordance with a Government provided agenda. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
1. DATA ITEM NO. A012	2. TITLE OF DATA ITEM Expenditure Forecast			3. SUBTITLE Project Spend Plan				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81468			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16	a. ADDRESSEE	b. COPIES
					Draft	Final
						Reg	Repro
16. REMARKS Blks 10-13: Contractor will provide an updated expenditure forecast reflecting actual negotiated costs over the lifetime of the project 15 days past award, and will update the forecast as requested by the Government. Format as provided to contractor. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
G. PREPARED BY		H. DATE 25 JUN 09	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages

27.

CONTRACT DATA REQUIREMENTS LIST (1 Data Items)				From Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188), Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACT/PR NO. NA	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A013	2. TITLE OF DATA ITEM Project Management Plan			3. SUBTITLE NA				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80004A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12.DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION				18.ESTIMATED TOTALPRICE
				a. ADDRESSEE	b. COPIES
					Draft	Final
8. APP CODE A		11. AS OF DATE See Blk 16	13.DATE OF SUBSEQUENT SUBMISSION See Blk 16			Reg	Repro
16. REMARKS Includes organizational chart, initial WBS, initial Integrated Master Plan, Risk Management Plan, Regulatory Affairs Plan. Formats provided to contractor. Due within 15 days past award.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL è	0	2	0
G. PREPARED BY		H. DATE 25 JUN 09	I. APPROVED BY		J. DATE

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.	Page of Pages

28.

EXHIBIT B

DTRA Requirements

#	CLAUSES INCORPORATED BY REFERENCE

1	52.202-1 Definitions JUL 2004

2	52.203-3 Gratuities APR 1984

3	52.203-5 Covenant Against Contingent Fees APR 1984

4	52.203-6 Restrictions On Subcontractor Sales To The Government SEP 2006

5	52.203-7 Anti-Kickback Procedures JUL 1995

6	52.203-8 Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity

7	52.203-10 Price Or Fee Adjustment For Illegal Or Improper Activity JAN 1997

8	52.203-12 Limitation On Payments To Influence Certain Federal Transactions

9	52.203-13 Contractor Code of Business Ethics and Conduct DEC 2008

10	52.203-14 Display of Hotline Poster(s) DEC 2007

11	52.204-4 Printed or Copied Double-Sided on Recycled Paper AUG 2000

12	52.204-7 Central Contractor Registration APR 2008 52.209-6 Protecting the Government’s Interest When Subcontracting With Contractors

13	Debarred, Suspended, or Proposed for Debarment

14	52.215-2 Audit and Records–Negotiation MAR 2009, Alternate II

15	52.215-8 Order of Precedence–Uniform Contract Format OCT 1997

16	52.215-10 Price Reduction for Defective Cost or Pricing Data OCT 1997

17	52.215-12 Subcontractor Cost or Pricing Data OCT 1997

18	52.215-15 Pension Adjustments and Asset Reversions OCT 2004

19	52.215-17 Waiver of Facilities Capital Cost of Money OCT 1997 52.215-18 Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than

20	Pensions

21	52.215-19 Notification of Ownership Changes OCT 1997 52.215-21 Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data-

22	-Modifications

23	52.215-23 Limitations on Pass-Through Charges OCT 2009

24	52.216-7 Allowable Cost And Payment DEC 2002

25	52.216-8 Fixed Fee MAR 1997

26	52.219-8 Utilization of Small Business Concerns MAY 2004

27	52.222-3 Convict Labor JUN 2003

28	52.222-21 Prohibition Of Segregated Facilities FEB 1999

29	52.222-26 Equal Opportunity MAR 2007 52.222-35 Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and

30	Other Eligible Veterans

31	52.222-36 Affirmative Action For Workers With Disabilities JUN 1998 52.222-37 Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and

32	Other Eligible Veterans

33	52.222-50 Combating Trafficking in Persons FEB 2009

34	52.222-54 Employment Eligibility Verification JAN 2009

35	52.223-6 Drug-Free Workplace MAY 2001

29.

36	2.223-14 Toxic Chemical Release Reporting AUG 2003

37	52.225-13 Restrictions on Certain Foreign Purchases JUN 2008

38	52.227-1 Authorization and Consent DEC 2007

39	52.227-1 Alt I Authorization And Consent (Dec 2007) - Alternate I APR 1984

40	52.227-2 Notice And Assistance Regarding Patent And Copyright Infringement

41	52.227-11 Patent Rights–Ownership By The Contractor DEC 2007 JDTRA1-10-C-0004

42	52.227-11 Alt II Patent Rights–Ownership by the Contractor (Dec 2007) -Alternate II

43	52.228-7 Insurance–Liability To Third Persons MAR 1996

44	52.229-10 State of New Mexico Gross Receipts and Compensating Tax APR 2003

45	52.232-9 Limitation On Withholding Of Payments APR 1984

46	52.232-17 Interest OCT 2008

47	52.232-23 Assignment Of Claims JAN 1986

48	52.232-23 Alt I Assignment of Claims (Jan 1986) - Alternate I APR 1984

49	52.232-25 Prompt Payment OCT 2008

50	52.232-25 Alt I Prompt Payment (Oct 2008) Alternate I FEB 2002

51	52.232-33 Payment by Electronic Funds Transfer–Central Contractor Registration

52	52.233-1 Disputes JUL 2002

53	52.233-1 Alt I Disputes (Jul 2002) - Alternate I DEC 1991

54	52.233-3 Protest After Award AUG 1996

55	52.233-3 Alt I Protest After Award (Aug 1996) - Alternate I JUN 1985

56	52.233-4 Applicable Law for Breach of Contract Claim OCT 2004

57	52.242-1 Notice of Intent to Disallow Costs APR 1984

58	52.242-3 Penalties for Unallowable Costs MAY 2001

59	52.242-4 Certification of Final Indirect Costs JAN 1997

60	52.242-13 Bankruptcy JUL 1995

61	52.243-2 Changes–Cost-Reimbursement AUG 1987

62	52.243-2 Alt V Changes–Cost-Reimbursement (Aug 1987) - Alternate V APR 1984

63	52.244-2 Subcontracts JUN 2007

64	52.244-5 Competition In Subcontracting DEC 1996

65	52.244-6 Subcontracts for Commercial Items AUG 2009

66	52.245-1 Government Property JUN 2007

67	52.245-1 (Dev) Government Property (June 2007) JUN 2007

68	52.245-9 Use And Charges JUN 2007

69	52.246-25 Limitation Of Liability–Services FEB 1997 52.249-5 Termination for Convenience of the Government (Educational and Other Nonprofit Institutions). (Sept. 1996)

70

71	52.249-14 Excusable Delays APR 1984

72	52.251-1 Government Supply Sources APR 1984

73	52.253-1 Computer Generated Forms JAN 1991

74	252.201-7000 Contracting Officer’s Representative DEC 1991

75	252.203-7000 Requirements Relating to Compensation of Former DoD Officials 252.203-7001 Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related

76	Felonies

77	252.203-7002 Requirement to Inform Employees of Whistleblower Rights JAN 2009

78

30.

79	52.204-7003 Control Of Government Personnel Work Product APR 1992

80	252.204-7004 Alt A Central Contractor Registration (52.204-7) Alternate A SEP 2007

81	252.204-7009 Requirements Regarding Potential Access to Export-Controlled Items

82	252.205-7000 Provision Of Information To Cooperative Agreement Holders DEC 1991 252.209-7004 Subcontracting With Firms That Are Owned or Controlled By The Government of a

83	Terrorist Country

84	252.211-7003 Item Identification and Valuation AUG 2008 252.211-7007 Reporting of Government-Furnished Equipment in the DoD Item Unique

85	Identification (IUID) Registry

86	252.215-7000 Pricing Adjustments DEC 1991

87	252.215-7002 Cost Estimating System Requirements DEC 2006 252.222-7999 (Dev) Additional Requirements and Responsibilities Restricting the Use of

88	Mandatory Arbitration Agreements (Deviation) 252.225-7004 Report of Intended Performance Outside the United States and Canada–

89	Submission after Award

90	252.225-7006 Quarterly Reporting of Actual Contract Performance Outside the United States

91	252.225-7012 Preference For Certain Domestic Commodities DEC 2008 252.226-7001 Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and

92	Native Hawaiian Small Business Concerns

93	Economic Enterprises, and Native Hawaiian Small Business

94	252.227-7013 Rights in Technical Data–Noncommercial Items NOV 1995

95	252.227-7016 Rights in Bid or Proposal Information JUN 1995 252.227-7025 Limitations on the Use or Disclosure of Government-Furnished Information

96	Marked with Restrictive Legends

97	252.227-7027 Deferred Ordering Of Technical Data Or Computer Software APR 1988

98	252.227-7030 Technical Data–Withholding Of Payment MAR 2000

99	252.227-7037 Validation of Restrictive Markings on Technical Data SEP 1999

100	252.227-7039 Patents–Reporting Of Subject Inventions APR 1990

101	252.231-7000 Supplemental Cost Principles DEC 1991

102	252.232-7003 Electronic Submission of Payment Requests and Receiving Reports

103	252.232-7010 Levies on Contract Payments DEC 2006

104	252.235-7002 Animal Welfare DEC 1991

105	252.235-7010 Acknowledgment of Support and Disclaimer MAY 1995 (shown below)

106	252.235-7011 Final Scientific or Technical Report NOV 2004

107	252.243-7002 Requests for Equitable Adjustment MAR 1998

108	252.244-7000 Subcontracts for Commercial Items and Commercial Components (DoD Contracts)

109	252.247-7023 Transportation of Supplies by Sea MAY 2002

110	252.247-7024 Notification Of Transportation Of Supplies By Sea MAR 2000

111	252.251-7000 Ordering From Government Supply Sources NOV 2004

252.235-7010 Acknowledgment of Support and Disclaimer.

As prescribed in 235.071(c), use the following clause:

ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the (name of contracting agency(ies)) under Contract No. (Contracting agency(ies) contract number(s)).

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(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the (name of contracting agency(ies)).

Applicable Clauses Incorporated by Full Text

252.235-9001 PROHIBITION OF USE OF LABORATORY ANIMALS (OCT 2008)(DTRA) No animal studies may be conducted using DOD funds until Animal Care and Use Review Office (ACURO) approval has been granted. Studies involving non human primates, dogs, cats, or marine mammals will require site visit by a DoD laboratory animal veterinarian. The recipient (including subcontractors) is expressly forbidden to use laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Material Command (MRMC), Animal Care and Use Review Office (ACURO). You must complete the ACURO Animal Use Appendix for Research Involving Animals found at the following web site: https://mrmcwww.army.mil/AnimalAppendix.asp. Please submit the completed ACURO appendix, contact information, the DTRA contract number and a copy of the contract for processing to the email address listed at the ACURO website for processing. You will receive written approval to begin research under the applicable protocol proposed for this award from the US Army MRMC ACURO under separate email to the recipient and Principal Investigator. A copy of this approval will be provided to the Defense Threat Reduction Agency (DTRA) for the official file. Noncompliance with any provision of this clause may result in the termination of the award.

252.209-9002 NON-GOVERNMENT SUPPORT PERSONNEL (JAN 2008)

The following companies may have access to contractor information, technical data or computer software that may be marked as proprietary or otherwise marked with restrictive legends: Suntiva LLC (Formerly C-Systems International Corporation )(contract specialist support); Systems Research and Analysis (SRA, managing JPRAS) and The Tauri Group (Advisory and Assistance Services). Each contract contains organizational conflict of interest provisions and/or includes contractual requirements for non-disclosure of proprietary contractor information or data/software marked with restrictive legends. The contractor, by submitting a proposal or entering into this contract, is deemed to have consented to the disclosure of its information to Suntiva LLC, SRA and The Tauri Group under the conditions and limitations described herein.

252.245-9000 Government Property (AUG 2009)

(a) In accordance with FAR 52.245-1(b), Property Management, and FAR 52.245-1(f), Contractor Plans and Systems, the Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession.

(b) The Contract Data Requirements Lists (CDRLs) associated with the Property for this Contract are contained in Exhibit “A” and included in Section J of this contract. The spreadsheet required by the CDRL entitled “Master Government Property List (MGPL) will be incorporated in Section J of this contract.

(c) The Contractor shall provide to the Government an updated MGPL according to the CDRL.

(d) The Government Site Visits/Physical Inventory – The DTRA will annually verify the Property in the Possession of the Contractor. The Contactor’s Point of Contact shall coordinate with the Program Manager/Contracting Officer Representative or DTRA Accountable Property Officer (APO) on prearranged site visits upon request.

(e) The Contractor shall annually conduct and provide to the DTRA a physical inventory report of ALL Government Property in its possession according to the Master Government Property List (Physical Inventory) CDRL.

(f) The physical inventory report shall be validated/confirmed via signature by both the Contractor’s Property Administrator and the DTRA’s Government Representative (i.e. COR, APO, etc.).

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Inventory discrepancies must be reported immediately to the Contracting Officer, COR/Program Manager and resolved by the DTRA APO.

(g) The Contractor shall provide all CDRL reports to the Government electronically in a spreadsheet using Microsoft Office Excel. Unless otherwise specified, the contractor shall submit all data through the IUID Registry.

252.216-9003 CONSULTANTS (OCT 1998)

Services of consultants shall be at rates and for periods approved in advance by the Contracting Officer. Requests for approval shall be submitted to the Contracting Officer sufficiently in advance of the need to use a consultant under this Contract. The request shall include (a) a copy of the proposed consultant agreement, (b) a brief biography of the consultant, and (c) an indication of the area(s) in which consultant’s expertise will be utilized and why it is essential for contract performance. In addition, significant deviations from the dollar amount approved for consultant services, or changes in the consultants to be utilized, must likewise be approved in advance upon submission of adequate justification.

52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed 0.00 or the overtime premium is paid for work – (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature; (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting; (3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or (4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall –

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule; (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel exceptions in paragraph (a)(1) through (a)(4) of the clause.

RIGHTS IN MATERIAL

RIGHTS IN MATERIAL – […***…]

(a) Definitions. As used in this clause:

(1) “Collection” means […***…] this contract.

(2) “Collected exclusively with government funds” means […***…] expense.

(3) “Material” refers to […***…] above.

(4) “Unlimited rights” means rights to […***…] in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.

(b) Rights in […***…] rights:

(1) Unlimited rights. The Government shall […***…] rights in […***…] that are –

(i) […***…] which have been or will be […***…];

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(ii) […***…] for this contract, when the […***…].

(c) Specifics. The Contractor and the Government agree to the following:

(1) The […***…] shall reside with the subcontractor – […***…].

(2) The unlimited rights conveyed to the U.S. Government, under this contract, does not […***…].

(3) Copies of the collection, as defined under section (a) of this clause, will be made available to U.S. Government agencies, to include Department of Defense, upon request.

(4) The […***…] prior to execution of this contract […***…].

(5) Upon completion of the contract, the collection – as defined under section (a) of this clause – […***…] the U.S. Government.

H.1 PATENT RIGHTS

RETENTION BY THE CONTRACTOR

In accordance with FAR 52.227-11(f), reporting on utilization of subject inventions:

The Contractor agrees to submit, periodic reports annually on the utilization of a subject invention or efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees.

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EXHIBIT C

Budget

(See Attached)

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UCSD PROPOSAL SIGNATURE PAGE

The Regents of the University of California

University of California, San Digo

UCSD#            20092529R2

	Principal Investigator:	Co-Principal Investigator:
Last Name	Fenical
First Name	William
Title	Distinguished Professor
Department/ORU	CMBB
Mail Code	Mail Code 0204
Phone #	858-534-2133
Fax #	858-534-1318
Email	wfenical@ucsd.edu
Agency Information:
Agency Name	DTRA via Trius Therapeutics	if applicable, include the following information:
Contact Name	Mark Stidham	Award #
Contact Phone	858-452-0370 X229	PA/RFA/RFP. etc # HDTRA1-09-CHEM-BIO-BAA
Street Address	6310 Nancy Ridge Drive, Suite 105	Other required agency information, such as DUNS Number, etc.
City, State, Zip	San Diego CA 92121
Proposal Title	Broad Spectrum Antibacterial Therapeutics from Marine Natural Products

Project Begin Date	04/12/10 Project End Date 04/11/15 Total Costs Requested $4,306,007

Principal Investigator

Principal Investigator Signature	4/1/10 Date

Co-Principal Investigator

Co-Principal Investigator Signature	Date

OCGA Official Authorized to Sign on Behalf of The Regents

Signature	4/1/10 Date

Nancy A. F. Wilson, Manager, Office of Contract and Grant Administration Print or Type Name and Title

Please send award documents as indicated below:
☐ For General Campus and Health Sciences Proposals		☒ For Scripps Institution of Oceanography Proposals

Mailing Address:	Courier Address:	Mailing Address:	Courier Address:
University of California-San Diego Office of Contract and Grant Administration 9500 Gilman Drive, Dept 0934 La Jolla, California 92093-0934 Phone # 858-534-3330 Fax # 858-534-0280	University of California-San Diego Office of Contract and Grant Administration 10300 N Torrey Pines Road, 2nd Floor La Jolla, California 92037 Phone # 858-534-3330 Fax # 858-534-0280	University of California-San Diego SIO Contract and Grant Office 9500 Gilman Drive, Dept 0210 La Jolla, California 92093-0210 Phone # 858-534-4570 Fax # 858-534-9642	University of California-San Diego SIO Contract and Grant Office 8622 Discovery Way, Room 116 La Jolla, California 92037 Phone # 858-534-4570 Fax # 858-534-9642

Office of Contract and Grant Administration 9/2006

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